UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2015

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 3100, Seattle, Washington	98101-1374
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
Item 2.02 Results of Operations and Financial Condition
On January 26, 2015, Plum Creek Timber Company, Inc. issued a press release reporting its results of operations for the quarter and year ended December 31, 2014, and posted to its website (www.plumcreek.com) certain supplemental financial and statistical information for the quarter and year ended December 31, 2014. A copy of the press release and the supplemental financial and statistical information are attached hereto as Exhibits 99.1 and 99.2, respectively.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc. issued January 26, 2015, reporting results of operations for the quarter and year ended December 31, 2014.

99.2	Supplemental Financial and Statistical Information for the quarter and year ended December 31, 2014, posted on January 26, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer
DATED: January 26, 2015

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc. issued January 26, 2015, reporting results of operations for the quarter and year ended December 31, 2014.

99.2	Supplemental Financial and Statistical Information for the quarter and year ended December 31, 2014, posted on January 26, 2015.